ORGANIZATION AND PRINCIPAL ACTIVITIES (Details 3) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Consolidated financial information of the Group's VIE and its subsidiaries included in consolidated financial statements
Net revenues	$ 292,417	$ 200,010	$ 116,230
Net loss	(4,819)	(4,230)	(24,531)
Net cash provided by operating activities	15,152	7,399	(14,056)
Net cash used in investing activities	(83,552)	(1,284)	(1,834)
VIE and its subsidiaries
Consolidated financial information of the Group's VIE and its subsidiaries included in consolidated financial statements
Total assets	2,042	2,232
Total liabilities	1,489	1,874
Net revenues	300	2,743	5,010
Net loss	(179)	(204)	(1,078)
Net cash provided by operating activities	647	200	1,119
Net cash used in investing activities	(798)	(298)	(894)
Amount of consolidated VIEs' assets that are collateral for the VIEs' obligations	$ 0	$ 0